
NYSE

ENABLING THE EDGE

NYSE AMERICAN: FTNW

DISCLAIMER

The views presented in this presentation are for discussion purposes only. Information and opinions presented in this presentation have been obtained or derived from sources believed to be reliable. However, FTE Networks, Inc. (the "Company") does not make any representations or warranties as to the accuracy or completeness of any information contained herein. In addition, the Company does not accept any liability for losses arising from the use of the material presented in this presentation, except to the extent that such liability arises under specific U.S. statutes or regulations applicable to the Company.

The information and statements contained herein may contain forward-looking information as defined under applicable U.S. securities legislation, herein called "forward-looking statements." Forward-looking statements involve known and unknown risks and uncertainties which could cause the Company's prospects or actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the availability of funds, the successful commercialization of the Company's technologies, the ability of the Company to take advantage of business opportunities in its specific industry, uncertainties related to the prices at which the Company or other third parties may be able to sell its products in the future, and general changes in economic conditions. Investors are cautioned not to rely on these forward-looking statements. Except as required by law, the Company does not undertake any obligation to update the information or forward-looking statements contained herein, whether as a result of new information, future events, or otherwise.

The information contained herein is privileged information. This presentation does not constitute or form part of any offer for purchase, sale or subscription of, or solicitation, or invitation of any offer to buy, sell, or to subscribe for any securities. Nor may it, or any part of it be relied on in connection with any contract or commitment whatsoever.

FTE IS ENABLING THE EDGE


FTNW STOCK PRICE
30
25
20
15
10
5
0
12/14/17
Uplist to NYSE American
Opening Price: $10.20
Market Cap: ~$61M
3/8/18
Closing Price: $24.94
Market Cap: ~$140M
12/14/17
12/21/17
12/28/17
1/4/18
1/1/18
1/18/18
1/25/18
2/1/18
2/8/18
2/15/18
2/22/18
3/1/18

- First-to-Market Provider of Ultra-High Speed, Low Cost, Intelligent Data Solutions Utilizing Edge Compute Technology
- Designs and Builds Innovative, State-of-the-Art Facilities
- Clients Include: NYSE, Fox, Bloomberg along with several Fortune 1000 comapanies
- $419 Million Backlog as of 9/30/17
- Full-**Year Run Rate Financials off Q3'17A**
  - Revenue: ~$320 Million
  - Adjusted EBITDA~$46 Million
- Founded in 2010 and Headquartered in Naples, FL

ENTERING 2018 WITH SIGNIFICANT MOMENTUM

- ~$320 Million Revenue Runrate
- Backlog of ~$419 Million as of 9/30/17
- Uplisted to NYSE American December 2017
- Announced ~$160 Million of New Contract/Project Awards in Q4 2017
- Awarded Contract to "Enable the Edge" of Industry City
- Announced ~$108 Million Contracts/Awards 2018 YTD

IS A SINGLE SOURCE PROVIDER

TECHNOLOGY AND INFRASTRUCTURE

Designs and Builds Innovative, State-of-the-Art Facilities

MAXIMIZING THE NET EXPERIENCE ENABLING THE EDGE

Open Infrastructure Ultra-High Speed Internet Access

FUTURE READY INTELLIGENT CAMPUSES AND MULTI-USE DEVELOPMENTS

Wi-Fi Anywhere Campus

COMPLEMENTARY BUSINESSES COMPRISE FIRST-IN-CLASS OFFERING

CROSSLAYER™

- Single, Integrated, Intelligent Communications Platform
- High-Value, Open System
- Value Add to Property Owners
- Recurring Revenue Model

BENCHMARK BUILDERS, INC.

- Full-Service General Contractor
- Provides Sales Channel for CrossLayer Business

FTE

JUS•COM

- End-to-End Network Infrastructure & Data Center Solutions
- Provides Installation and Operations Channel for CrossLayer Business

INVESTMENT HIGHLIGHTS

- Complementary Portfolio of Service Offerings with End-to-End Capabilities
- Track Record of Innovation with Disruptive Edge Computing Technology
- Powerful Go-to-Market Strategy Built Off Existing Capabilities
- Robust and Diversified Customer Base of Fortune 1000 Companies
- Attractive Top-Line Profile Mix of Both Recurring and Reoccurring Revenue Streams
- Multiple Paths for Growth Upside
- Strong and Experienced Management Team With a Track Record of Success

CROSSLAYER™
+
BENCHMARK BUILDERS, INC.
+
JUS•COM

CROSSLAYER™

A DISRUPTIVE TECHNOLOGY SOLUTION

- Launched in Q4 2017
- Industry-Leading, Low Cost, Open Infrastructure
- Ultra-High Speed Access Anywhere in Building
- Superior Quality Internet Service
- Recurring Revenue Model
- Multi-layer Security with Built-in Redundancy to Prevent Service Disruption
- Offers New Revenue Streams for Building Owners from Retained Data Ownership



FTE BENCHMARK BUILDERS, INC.

- Premier, Full-Service, Interiors General Contracting Company
- Designs & Builds Innovative State-of-the-Art, Intelligent Facilities
- Fortune 1000 Top-Tier Commercial Clients in NYC Metro Area
- $79 Million in Q3 2017 Revenue; Up 56% Sequentially
- **Ranked #6 Among NYC's Top** General Contractors The Real Deal May 2017


thebloc

FTE BENCHMARK BUILDERS, INC.

Expanding Client Base and Revenue Opportunities

- Longstanding Relationships with a Diversified Blue Chip Client Base
- Revenue Profile is Reoccurring in Nature
  - Significant Opportunity to Further Increase Wallet Share With Existing Top REIT Customers
- Existing Client Base Provides Ideal Sales Channel to Cross Sell the CrossLayer Technology Platform

BENCHMARK BUILDERS, INC.

MARQUEE CUSTOMER PORTFOLIO

NYSE

FOX STUDIOS

FINRA

RALPH LAUREN

The McGraw-Hill Companies

CREDIT SUISSE

Morgan Stanley

AIG

Bloomberg

DOW JONES

ESPN

FTE JUS•COM

Telecommunications Services

End-to-End Network

Infrastructure Solutions

Wireless Integration

Clients: Tier 1 Carriers & Cable Companies, Fortune 1000, Government Agencies

Fiber Optics Installation

Data Centers

CASE STUDY: INDUSTRY CITY

FTE Selected to Build and Manage Ultra-Fast Compute-to-the-Edge Network to Industry City's (IC) 35-Acre Waterfront Campus with ~20 Buildings in Brooklyn, NY

Benchmark Builders Relationships Provide Sales Channel for CrossLayer

Access to More Than 450 IC Commercial Tenants

FTE Will Deliver Telecom Carrier-Like Functionality

CROSSLAYER™

BENCHMARK BUILDERS, INC.

JUS·COM

Project Meets Demands of Industry City's Innovative Ecosystem of Tenants and Community

Industry City Owns Data Network and Connections

FTE to Manage Carrier-Neutral Network

EASES KEY CONNECTIVITY PAIN POINTS

CROSSLAYER™

PROBLEM

Connectivity Is #1

- Internet Access Quality #1 Factor in Choosing New Space
- Real Estate is Ranked On-Line by Connection Quality

It is Still Hard To Get Service

- It Can Take up to 10 Weeks to Get Service Installed
- Network is Still Slow & Unreliable

SOLUTION

Immediate Access

- Building Owner Directly Provides Network Services to Tenants
- Service is Turned Up Immediately
- Experience is Reliable, Secure & Fast
- Access to Services Campus-Wide via Wireless Infrastructure

New Revenue Stream

- We Give the Owner the "4th Utility"
- Owner is Already Selling Electric, Water & Phone Services to Tenants

CrossLayer VALUE PROPOSITION

Owners Retain Control of the Network in Their Buildings









Faster Internet At Reduced Cost Control Online Experience	Market A Technology Forward Building Intelligent Multi-Use Developments	Wi-Fi Anywhere on Campus Enabling the Experience	FTE Does All the Work One Solution Provider

FTE BUSINESS MODEL SPANS MULTIPLE HIGH GROWTH MARKETS

MARKET POTENTIAL: Over ~$550 Billion



In Building Wireless Market Growth
$4.8B
$16.7B
Global Smart Building Market Value
$7.0B
$36.0B
Network Infrastructure (Fiber)
$130.0B
$150.0B
Data Center
$130.0B
$170.0B
US Commercial Construction
$204.0B

2015-2020
28.1% CAGR
Source: Markets and Markets In-Building Wireless

2014-2020
30% CAGR
Source: constructiondive.com/new/smart-buildings-market-prepares-to-take-off

2017-2021
Source: Knowledge Sourcing Intelligence DCI Forecast

2016-2021
5.5% CAGR
Source: Deloitte Communications Infrastructure Upgrade: The Need for Deep Fiber, 2017

2017
Sources: Newmark, Grubb, Knight & Frank; Dodge Data & Analytics

FTE

Q3 2017
(3 months ending 9/30)

~$79 Million Revenue

~$12 Million Adjusted EBITDA

$1.61
Adjusted Earnings Per Share

~$320 Million Revenue Runrate

~$46 Million
Adjusted EBITDA Runrate

2017
(9 months ending 9/30)

~$178 Million Revenue*

*Pro forma basis, as if Benchmark has been acquired January 1, 2017

~$10 Million Adjusted EBITDA

$1.28
Adjusted Earnings Per Share

Fiscal Year End: Dec 31

SENIOR EXECUTIVE LEADERSHIP - CEO, CFO, COO

MICHAEL PALLESCHI

Chief Executive Officer &
Chairman of the Board
Co-Founder

- 21 years Executive Leadership – Technology and telecom experience
- Chairman and CEO since 2014
- COO and President of Focus Venture Partners
- Senior management positions at Level 3 Communications, Qwest Communications and MCI

DAVID LETHEM

Chief Financial Officer

- 30 years of experience with publicly traded companies in the fields of finance and accounting
- Named Chief Financial Officer of FTE in 2014
- Previously Director of Finance and Audit for Audit Management Solutions

LYNN MARTIN

Chief Operating Officer &
President of CrossLayer

- More than 20 years of telecom experience
- Previously SVP Strategy & Portfolio Management at Nexius
- Senior Strategist in Accenture's Network Practice
- VP at Level 3 Communications

SENIOR EXECUTIVE LEADERSHIP - CONTINUED

FRED SACRAMONE

President of Benchmark Builders and member of Board of Directors

- 34+ years general contracting management experience, co-founder of Benchmark Builders
- Senior roles leading large complex projects

MICHAEL BONEWITZ

Chief Technology Officer

- 20+ years of senior management experience in communications network engineering
- VP of Strategy and Product Development for Cloud services, Fiber engineering and construction at Nexius

ANTHONY SIROTKA

Chief Administrative Officer & President of JusCom

- 20+ years telecommunications and
- construction industry
- Principal of LQ Optics, a NYC based telecommunications infrastructure solution firm

KIRSTIN GOOLDY

Chief Compliance Officer

- 24+ years senior management in telecom & technology
- CFO and Board Member of Powerstorm ESS

TAKEAWAYS

- First-to-Market Provider of Fast, Secure, Open Source Wireless Networks
- Unique Service Model Leveraging Three Fully Integrated and Complementary Businesses
- CrossLayer at the Foundation of Technology Offering
- Benchmark Builders Provides Sales and Marketing Channel to Fortune 1000 Clients
- Validating a Business Model That Can Be Replicated in New Geographic Markets

CONTACT

FTE Networks

KIRSTIN GOOLDY

- 877-850-4308
- ir@ftenet.com

KCSA Strategic Communications

STEVE SILVER / ALLISON SOSS

- 212-896-1220 // 212-896-1267
- FTE@KSCA.com




NYSE

ENABLING THE EDGE

NYSE AMERICAN: FTNW